SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  May 15, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Alternative Loan Trust 2006-A2, Mortgage Pass-Through Certificates, Series 2006-A2)

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A2
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-131866	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 1, 2006, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of April 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Alternative Loan Trust 2006-A2 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, by and among J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Chase Home Finance LLC, as amended by Amendment No. 1 thereto, dated as of January 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.**

99.2

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Chase Home Finance LLC and Wells Fargo Bank, N.A., as the master servicer.

99.3

Amended and Restated Servicing Agreement dated as of December 1, 2005 between Countrywide Home Loans Servicing LP and J.P. Morgan Mortgage Acquisition Corp.)*

99.4

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement dated as of December 1, 2005 between Countrywide Home Loans, Inc. and J.P. Morgan Mortgage Acquisition Corp.*

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing, LP and Wells Fargo Bank, N.A., as the master servicer.

99.6

Mortgage Loan Sale and Servicing Agreement, dated as of November 1, 2004, by and among J.P. Morgan Mortgage Acquisition Corp. and GreenPoint Mortgage Funding, Inc., as amended by that certain Amendment Reg AB, dated as of April 1, 2006.

99.7

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., GreenPoint Mortgage Funding, Inc., as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.8

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.*

99.9

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation (“PHH”), formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate” and together with PHH, the “Sellers”), with PHH Mortgage Corporation, as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.10

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.11

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.12

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.13

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.14

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.15

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.16

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.17

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.18

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

**Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

Dated:  May 15, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, by and among J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Chase Home Finance LLC, as amended by Amendment No. 1 thereto, dated as of January 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.**

99.2

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Chase Home Finance LLC and Wells Fargo Bank, N.A., as the master servicer.

99.3

Amended and Restated Servicing Agreement dated as of December 1, 2005 between Countrywide Home Loans Servicing LP and J.P. Morgan Mortgage Acquisition Corp.)*

99.4

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement dated as of December 1, 2005 between Countrywide Home Loans, Inc. and J.P. Morgan Mortgage Acquisition Corp.*

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing, LP and Wells Fargo Bank, N.A., as the master servicer.

99.6

Mortgage Loan Sale and Servicing Agreement, dated as of November 1, 2004, by and among J.P. Morgan Mortgage Acquisition Corp. and GreenPoint Mortgage Funding, Inc., as amended by that certain Amendment Reg AB, dated as of April 1, 2006.

99.7

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., GreenPoint Mortgage Funding, Inc., as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.8

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.*

99.9

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation (“PHH”), formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate” and together with PHH, the “Sellers”), with PHH Mortgage Corporation, as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.10

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.11

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.12

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.13

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.14

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.15

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.16

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.17

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

99.18

Interest Rate Cap Agreement, dated as of April 28, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

**Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.